UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2019

PUMA BIOTECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35703	77-0683487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Boulevard, Suite 2150

Los Angeles, California 90024

(Address of principal executive offices) (Zip Code)

(424) 248-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2019, in connection with Charles R. Eyler’s upcoming retirement on February 15, 2019 (the “Retirement Date”) from Puma Biotechnology, Inc. (the “Company”) as Senior Vice President of Finance and Administrator and Treasurer, the Compensation Committee of the Board of Directors of the Company approved entering into a Transition and General Release Agreement with Mr. Eyler whereby he will receive a cash payment of $425,189 in connection with his retirement. Additionally, under the agreement, any outstanding unvested Company stock options and restricted stock units which are held by Mr. Eyler will vest in full on the Retirement Date, and the exercise period of the stock options will be extended to the outside expiration date of each such stock option. The payment, accelerated vesting and extended exercise period are subject to Mr. Eyler’s timely execution and non-revocation of a general release of claims against the Company.

As previously announced on Form 8-K filed with the Securities and Exchange Commission on November 9, 2018, Maximo F. Nougues joined the Company as its Chief Financial Officer on November 5, 2018, and effective November 6, 2018, assumed the role of the Company’s principal financial officer and principal accounting officer. With that appointment, Mr. Nougues succeeded Mr. Eyler as the Company’s principal financial officer and principal accounting officer. Since that time, the Company worked toward transitioning Mr. Eyler’s duties to Mr. Nougues in anticipation of his retirement.

The foregoing description of the Transition and General Release Agreement is not complete and the description is subject to and qualified in its entirety by the terms of the agreement, a form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form Transition and General Release Agreement by and between Puma Biotechnology, Inc. and Charles R. Eyler.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUMA BIOTECHNOLOGY, INC.

Date: February 12, 2019	By:	/s/ Alan H. Auerbach
Alan H. Auerbach
Chief Executive Officer and President